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                                                                  Exhibit 32.2



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         I, D. Beatty D'Alessandro, Senior Vice President and Principal Financial Officer of Graybar Electric Company, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ D. Beatty D'Alessandro
--------------------------
D. Beatty D'Alessandro
Senior Vice President and Principal Financial Officer

March 12, 2008